                               POWER OF ATTORNEY
                               -----------------


                  The undersigned, Director, President and Chief Executive Officer of Fairfield Manufacturing Company, Inc. (the "Company"), does hereby constitute and appoint Richard A. Bush as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements on Form S-4 or any other appropriate form (each, a "Registration Statement") of the Company to be filed by the Company with the Securities and Exchange Commission ("SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")) for the purpose of offering to exchange (the "Exchange Offer") up to $100 million aggregate principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2008 (the "New Notes") for a like principal amount of the Company's issued and outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Old Notes"); and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Exchange Offers which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, England and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds that such attorney-in-fact and agent shall do or cause to be done by virtue hereof. Such attorney-in-fact and agent shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1999.



                                          /s/ Stephen K. Clough
                                          -----------------------------
                                          Stephen K. Clough

                               POWER OF ATTORNEY
                               -----------------


                  The undersigned, Vice President - Finance of Fairfield Manufacturing Company, Inc. (the "Company"), does hereby constitute and appoint Stephen K. Clough as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements on Form S-4 or any other appropriate form (each, a "Registration Statement") of the Company to be filed by the Company with the Securities and Exchange Commission ("SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")) for the purpose of offering to exchange (the "Exchange Offer") up to $100 million aggregate principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2008 (the "New Notes") for a like principal amount of the Company's issued and outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Old Notes"); and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Exchange Offers which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, England and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof. Such attorney-in-fact and agent shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1999.



                                        /s/ Richard A. Bush
                                        ------------------------------
                                        Richard A. Bush

                               POWER OF ATTORNEY
                               -----------------


                  The undersigned, Chairman of the Board and a Director of Fairfield Manufacturing Company, Inc. (the "Company"), does hereby constitute and appoint Stephen K. Clough and Richard A. Bush, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements on Form S-4 or any other appropriate form (each, a "Registration Statement") of the Company to be filed by the Company with the Securities and Exchange Commission ("SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")) for the purpose of offering to exchange (the "Exchange Offer") up to $100 million aggregate principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2008 (the "New Notes") for a like principal amount of the Company's issued and outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Old Notes"); and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Exchange Offers which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, England and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1999.



                                        /s/ Paul S. Levy
                                        ------------------------------
                                        Paul S. Levy

                               POWER OF ATTORNEY
                               -----------------


                  The undersigned, a Director of Fairfield Manufacturing Company, Inc. (the "Company"), does hereby constitute and appoint Stephen K. Clough and Richard A. Bush, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements on Form S-4 or any other appropriate form (each, a "Registration Statement") of the Company to be filed by the Company with the Securities and Exchange Commission ("SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")) for the purpose of offering to exchange (the "Exchange Offer") up to $100 million aggregate principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2008 (the "New Notes") for a like principal amount of the Company's issued and outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Old Notes"); and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Exchange Offers which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, England and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1999.



                                         /s/ W.B. Lechman
                                         ----------------
                                         W.B. Lechman

                               POWER OF ATTORNEY
                               -----------------


                  The undersigned, a Director of Fairfield Manufacturing Company, Inc. (the "Company"), does hereby constitute and appoint Stephen K. Clough and Richard A. Bush, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements on Form S-4 or any other appropriate form (each, a "Registration Statement") of the Company to be filed by the Company with the Securities and Exchange Commission ("SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")) for the purpose of offering to exchange (the "Exchange Offer") up to $100 million aggregate principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2008 (the "New Notes") for a like principal amount of the Company's issued and outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Old Notes"); and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Exchange Offers which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, England and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1999.



                                   /s/ Jess C . Ball
                                   ---------------------------
                                   Jess C. Ball

                               POWER OF ATTORNEY
                               -----------------


                  The undersigned, a Director of Fairfield Manufacturing Company, Inc. (the "Company"), does hereby constitute and appoint Stephen K. Clough and Richard A. Bush, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements on Form S-4 or any other appropriate form (each, a "Registration Statement") of the Company to be filed by the Company with the Securities and Exchange Commission ("SEC") (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")) for the purpose of offering to exchange (the "Exchange Offer") up to $100 million aggregate principal amount of the Company's 9 5/8% Senior Subordinated Notes due 2008 (the "New Notes") for a like principal amount of the Company's issued and outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Old Notes"); and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the Exchange Offers which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, England and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 7th day of June, 1999.



                                        /s/ Andrew R. Heyer
                                        -------------------
                                        Andrew R. Heyer